UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the registrant ☒
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☐ Definitive Proxy Statement
☐ Definitive additional materials.
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MAGNITUDE INFORMATION SYSTEMS, INC.
--------------------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)
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4. Date Filed: _________________________________________________

MAGNITUDE INFORMATION SYSTEMS, INC.
1250 Route 28
Suite 309
Branchburg, New Jersey 08876
_______________________________

NOTICE OF ACTION OF SHAREHOLDERS BY WRITTEN CONSENT
IN LIEU OF SHAREHOLDER'S MEETING

To the Stockholders:

On behalf of the Board of Directors and management of Magnitude Information Systems, Inc. (the "Company"), we urge you to consider and act upon the following proposed amendment to the Company's Certificate of Incorporation, which the Board of Directors recommends that shareholders approve by Written Consent in lieu of a Shareholder's Meeting:

1. Increase the number of shares of Common Stock that the Company is authorized to issue from 300,000,000 to 600,000,000 shares, and.

2. To change the Company’s corporate name from Magnitude Information Systems, Inc. to KiwiAge Enterprises, Inc.”

Pursuant to the applicable provisions of the Delaware General Corporation Law and our Company's Certificate of Incorporation, as amended, the written consent of stockholders owning no less than the majority of the Company’s outstanding shares of common stock are required in order to amend the Company's Certificate of Incorporation. Your Board of Directors has fixed February 23, 2007, as the record date for purposes of this solicitation. Therefore, only holders who owned Company common shares as of the close of business on February 23, 2007, are permitted to provide their Written Consent.

 The proposal to amend our Certificate of Incorporation and procedure to exercise your rights in connection with this solicitation is described in the accompanying Consent Solicitation Statement. It is requested that your written consent, using the accompanying Consent Card, be delivered to Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102 Frisco, Texas 75034, Attention: Proxy Department, on or before March 29, 2007. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States.

By Order of the Board of Directors
Joerg L. Klaube,
Secretary

Branchburg, New Jersey

March __, 2007

MAGNITUDE INFORMATION SYSTEMS, INC.

1250 Route 28
Suite 309
Branchburg, New Jersey 08876
_____________________

CONSENT SOLICITATION STATEMENT
FOR
THE SOLICITATION OF WRITTEN CONSENTS
FOR THE ADOPTION OF TWO AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION

Your written consent is important to us. Please vote your shares of common stock by completing the enclosed Consent Card and returning it to our transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, Attention: Proxy Department, in the enclosed envelope. This solicitation statement has information about proposed amendments to our Certificate of Incorporation and was prepared by our management for the Board of Directors. This solicitation statement and the accompanying Consent Card are first being mailed to you on or about March __, 2007.

GENERAL INFORMATION ABOUT VOTING WITH THE CONSENT CARD

What is the purpose of this Solicitation?

This Solicitation Statement asks stockholders to complete the attached Consent Card to act upon the matters outlined in the attached Notice of Action of Shareholders by Written Consent in Lieu of Shareholder’s Meeting and described in detail in this Solicitation Statement. They are:

(1)	To approve an amendment to our Certificate of Incorporation to increase our authorized common shares from 300,000,000 to 600,000,000 common shares; and

(2)	To approve an amendment to our Certificate of Incorporation to change the Company’s corporate name from Magnitude Information Systems, Inc. to “KiwiAge Enterprises, Inc.”.

Who can sign the Consent Cards?

You can sign the written Consent Card attached to this document and vote your shares if our records show that you owned shares of our common stock as of February 23, 2007. On that date, a total of _____________ shares of common stock were outstanding and entitled to vote by written consent in this solicitation of written consent. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. The enclosed Consent Card shows the number of shares you can vote.

How do I vote my shares in this solicitation for my written consent?

Follow the instructions on the enclosed Consent Card to vote on each proposal to be considered in this solicitation statement. Sign and date the Consent Card and mail it to Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 75034, Attention: Proxy Department, in the enclosed envelope.

Can I change my vote after I return my Consent Card?

Yes. At any time before March 29, 2007, you can change your vote either by giving us a written notice revoking your Consent Card or by signing, dating, and returning to us a new Consent Card. We will honor the Consent Card with the latest date.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares.

What does it mean if I get more than one Consent Card?

It means you hold shares registered in more than one account. Sign and return all Consent Cards to ensure that all your shares are voted.

How are votes counted?

Only signed, dated and delivered Consent Cards will be accepted and counted on March 29, 2007, approving, withholding of consent or abstention on the two proposed Amendments to the Company’s Certificate of Incorporation. A Consent card which has been signed, dated and delivered to our transfer agent without indicating approval, withholding of consent, or abstention will constitute a consent to the Amendments.

Section 228 of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which the proceedings of meetings of stockholders are recorded. The Company's Certificate of Incorporation contains no provision or language in any way limiting the right of stockholders of the Company to take action by written consent.

Only stockholders of record as of February 23, 2007, are entitled to consent, to withhold their consent, or to revoke their consent, to the Amendments. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were ____________ issued and outstanding shares of Common Stock.

Consents, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before March 29, 2007.

What is the voting requirement to approve the amendments to the Certificate of Incorporation?

The Amendments will be approved if by March 29, 2007, the Company holds unrevoked written consents of stockholders approving the Amendments from a majority of the outstanding shares of Common Stock at the Record Date. Consequently, the withholding of consent, abstentions and the failure to deliver a Consent Card would all have the effect of a vote against approval of the Amendments. If a stockholder holds his shares in "street name" and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against the Amendments.

Who pays for this consent solicitation?

Magnitude does. In addition to sending you these materials, some of our directors and employees may contact you by telephone, by mail, or in person. None of our directors or employees will receive any extra compensation for any such solicitation.

What is the recommendation of the Board of Directors of Magnitude Information Systems, Inc?

The Board of Directors recommends that you for “FOR” approval of the amendments to our Certificate of Incorporation to authorize the increase in our authorized common shares and to change our corporate name.

This Consent Solicitation Statement (the "Consent Statement") is furnished to the stockholders of MAGNITUDE INFORMATION SYSTEMS, INC., a Delaware corporation (the "Company"), by the Board of Directors in connection with the solicitation by the Company of the written consent of stockholders. The stockholders are being asked to provide their written consent for the adoption of two amendments (the "Amendments") to the Certificate of Incorporation of the Company. The first Amendment seeks shareholder approval to increase the number of shares of common stock, $.0001 par value (the "Common Stock"), which the Company has authority to issue from 300,000,000 to 600,000,000 shares, and a proposed copy of this Amendment is attached to this Consent Statement as Exhibit A. The second Amendment seeks shareholder approval to change the Company’s corporate name from Magnitude Information System, Inc. to “KiwiAge Enterprises, Inc.” The text of the second Amendment is attached hereto as Exhibit B.

The Company intends to distribute this Consent Statement and the accompanying Consent Card commencing on or about March __, 2007, to the holders of record of the Common Stock as of the close of business on February 23, 2007. This date is referred to as the "record date." Written consents of stockholders representing a majority of the outstanding shares of Common Stock at the record date are required to approve the Amendment.

The principal executive offices of the Company are located at 1250 Route 28, Suite 309, Branchburg, New Jersey 08876, and the telephone number of the Company is (908) 927-0004.

AMENDMENT NO. 1
PURPOSE AND APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES OF
 INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Company's Certificate of Incorporation, as amended, currently authorizes the issuance of 300,000,000 shares of Common Stock. The Company's Board of Directors has unanimously adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock from 300,000,000 shares to 600,000,000 shares. As of February 23, 2007, the Company has ______________________ shares of issued and outstanding Common Stock, 12,357,408 outstanding stock options, 52,273,333 outstanding common stock purchase warrants, 109,858 preferred shares convertible into 2,423,865 common shares. If all the outstanding stock options, common stock purchase warrants and convertible preferred shares were exercised and/or converted by their holders an additional 67,054,606 common shares would be outstanding; this would represent an approximate 30% increase in our outstanding common shares. The vast majority of these outstanding options and warrants are exercisable at prices currently above the public trading prices of our common stock. Each share of the Company's Common Stock entitles the holder to one vote on each matter submitted to a vote of stockholders. There is no cumulative voting. The holders of the Company's Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor. Holders of the Company's Common Stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the Company's Common Stock.

The Acquisition of Kiwibox Media, Inc.

The Agreement with Kiwibox

On February 19, 2007, the Company signed an Agreement and Plan of Reorganization with Kiwibox Media, Inc., a Delaware corporation (“Kiwibox”) and the three (3) Kiwibox Shareholders, pursuant to the principal terms of which, Kiwibox will merge with and into a wholly owned Delaware corporate subsidiary of the Company, Magnitude Operations, Inc. ( “Magy-Sub”), and the Kiwibox Shareholders will deliver all of their outstanding 43, 610 shares of Kiwibox to Magy-Sub in exchange for the right to receive newly issued Company common shares ( the “New Company Shares”). A copy of the Agreement and Plan of Reorganization is attached to this Consent Statement as Exhibit C. We have scheduled the closing of our transaction to take place on or about March 31, 2007.

The New Company Shares to be Issued to the Kiwibox Shareholders

The number of New Company Shares to be issued to the three Kiwibox Shareholders will correspond to a number based upon a value of $1,500,000. The number of New Company Shares to be issued shall be determined by dividing $1,500,000 by their “Market Price”. Under our Agreement with Kiwibox, “Market Price” means the average sales price of a Magnitude common share for the ten (10) successive trading days immediately preceding the Closing, as recorded by the Electronic Bulletin Board, over-the-counter market. For example, if the Market Price is $.05 per share, then Magnitude would issue 30,000,000 New Company Shares to the Kiwibox Shareholders. If the Market Price is $.025 per share, then Magnitude shall issue 60,000,000 New Company Shares to the Kiwibox Shareholders. We have agreed that even if our Market Price is higher than $.05 per share as determined in accordance with our formula, we would issue at a minimum 30,000,000 New Company Shares to the Kiwibox Shareholders. There is no ceiling or maximum amount limitation on the number of New Company Shares that may be required to issue to the Kiwibox Shareholders under our Agreement. If, therefore, the Market Price of Magnitude common shares were to drop to $.01, we would be obligated to issue 150,000,000 New Company Shares to the Kiwibox Shareholders. We will issue the New Company Shares to the three Kiwibox Shareholders in proportion to their ownership of their aggregate 43,610 Kiwibox shares outstanding at the Closing

In addition to the New Company Shares issuable above, Magnitude will issue to the Kiwibox Shareholders 43,610 Preferred Shares based upon their ownership of the 43,610 Kiwibox shares outstanding at the Closing. The 43,610 Preferred Shares shall have an aggregate conversion value of $500,000 (the “Conversion Value”), and which shall be convertible into New Company Shares, based upon the “Market Price”. The number of New Company Shares to be issued in the automatic conversion shall be determined by dividing the Conversion Value of $500,000 by the Market Price of the common shares of Magnitude. Market Price shall mean the average sales price of a Magnitude common share during the twenty (20) successive trading days immediately preceding the second anniversary of our Agreement with Kiwibox as recorded by the Electronic Bulletin Board, over-the-counter stock market. For example, if the Market Price is $.025 per share, then the Conversion Value would be 20,000,000 New Company Shares which we would issue to the Kiwibox Shareholders in proportion to their ownership of the 43,610 Preferred Shares. We have agreed that even if the Market Price is greater than $.05 per share, we would issue to the Kiwibox Shareholders no less than 10,000,000 New Company Shares under this provision of the Agreement. We agree to issue the New Company Shares under this provision to the Kiwibox Shareholders within thirty days following the second anniversary of this Agreement.

Employment Agreement for the Three Kiwibox Shareholders.

We have agreed to sign employment agreements with each of the three Kiwibox Shareholders at the Closing. These agreements cover a term of two (2) years and pay each Kiwibox Shareholder an annual base salary of $150,000. In addition, we have agreed to pay each an annual bonus if certain business goals are met. We agreed to pay each a $100,000 bonus if the Kiwi Business has received no less than an average 215,000 “Unique Visitors” during either the 10th, 11th or 12th month of the first year of the term or achieved no less than $316,000 in gross revenues within the 12 moth period following the Closing. Alternatively, we agreed to pay each a $50,000 bonus if the Kiwi Business has received at least an average 175,000 but less than an average 215,000 “Unique Visitors” during either the 10th, 11th or 12th month of the first year of the term or at least $237,000 in gross revenues but less than $316,000 within the 12 month period following the Closing. A “Unique Visitor” is a person who visits a Kiwibox website once during any 30-day period during the term. For the second year of their employment agreements, we have agreed to pay each a $100,000 bonus if the Kiwi Business has received no less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or attained $1,961,000 in gross revenues, or a bonus of $50,000 each if the Kiwi Business has received at least an average 415,000 but less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or attained at least $1,500,000 in gross revenues but less than $1,961,000. Each Kiwibox Shareholder will receive a stock option to purchase up to 7,500,000 shares of our common stock at an exercise price equal to our stock price on the day of Closing which shall vest and be exercisable by the Kiwibox Shareholders, 50% on the first anniversary date of the Closing, 25% 18 months after the Closing and 25% on the second anniversary of the Closing. Each may also earn a performance stock option to purchase up to an additional 3,000,000 shares of our common stock, 1,500,000 of which options shall vest and be exercisable by the Kiwibox Shareholders after the first anniversary date of the Closing if the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or achieved $316,000 in gross revenues during the first year, and the balance, or 1,500,000 options shall vest and be exercisable by the Kiwibox Shareholders after the second anniversary date of the Closing if the Kiwi Business has received at least an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or achieved $1,961,000 in gross revenues during the second year of the agreements. The exercise prices for these stock options shall be the Market price based upon the average sales price during the 20-day trading period prior to closing.

Pursuant to the terms of their employment agreements, and including their performance stock options, the Kiwibox Shareholders will have the opportunity to receive stock options to purchase up to an aggregate 31,500,000 Magnitude common shares, each receiving the 7,500,000 stock options grant and the opportunity to receive up to the additional 3,000,000 performance stock options each.

Conditions to Closing the Agreement with Kiwibox

Our Agreement with Kiwibox contains the normal and customary representations, warranties, covenants and conditions. The Closing is subject, however, to the satisfaction of certain principal conditions by March 31, 2007, the scheduled Closing date, which are:

(1) Kiwibox shall have delivered to Magnitude audited financial statements for its two fiscal years ended December 31, 2006 and 2005;

(2) The Company’s shareholders must approve the Amendment to our Certificate of Incorporation, increasing our authorized common shares from 300,000,000 to 600,000,000 shares;

(3) Magnitude has committed to invest the amount of $3,500,000 into the Kiwibox business over the 18-month period following the Closing, and must, therefore, have these funds available on or before the Closing;

If any of the conditions to closing are not satisfied on or before March 31, 2007, the scheduled closing date, either the Company or Kiwibox may terminate the Agreement, in which case there shall be no liability or claims against any party.

The general purpose and effect of this amendment to the Company's Certificate of Incorporation is to authorize 300,000,000 additional shares of Common Stock. The Board of Directors has approved this amendment to provide additional common shares to accommodate the requirements of our Kiwibox Agreement. At the present time, your Board of Directors has no current plans to utilize the newly authorized shares for any other purpose than required by our agreement with Kiwibox and as provided in the employment agreements with the Kiwibox Shareholders.

Although the Board of Directors has no other current plan, arrangement or proposal to issue any additional shares of Common Stock, you should know, however, that if the Board of Directors deems it to be in the best interests of the Company and the stockholders to issue additional shares of Common Stock in the future from available authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

No Shareholder Approval Required to Enter into and Consummate the Acquisition of Kiwibox

Because we have structured the acquisition of Kiwibox Media, Inc. through a merger with our subsidiary, the shareholders of the Company are not required to approve the acquisition under the Delaware General Corporation Law. We structured the acquisition by using a our wholly owned subsidiary, Magnitude Operations, Inc (“Magy-Sub”) to merge with Kiwibox, as opposed to having the Company directly merge with Kiwibox, principally to have the best chance to close the Kiwibox acquisition as quickly as possible, on or before March 31, 2007.

OUR OUTSTANDING PREFERRED STOCK

Our Outstanding Series A, Series C and Series D Preferred Stock

We have an authorized 3,000,000 shares of Preferred Stock, $0.01 par value per share of which 109,857 shares have been designated as Cumulative Preferred Stock, par value $0.0001 per share, of which 1 share was outstanding as of January 30, 2007 300,000 shares have been designated as Series A Senior Convertible Preferred Stock (the "Series A Stock"), $0.001 par value per share of which 29,300 were issued and outstanding as of January 30, 2007 350,000 shares have been designated as Series B Senior Convertible Preferred Stock (the "Series B Stock"), par value $0.001 per share, of which no shares were outstanding as of January 30, 2007, 120,000 shares have been designated as Series C Senior Convertible Preferred Stock (the "Series C Stock") par value $0.001 per share of which no shares were outstanding as of January 30, 2007; 500,000 shares have been designated as Series D Senior Convertible Preferred Stock (the "Series D Stock"), $.001par value per share of which 63,890 shares were issued and outstanding as of January 30, 2007 and; 500,000 shares have been designated as Series E Senior Convertible Preferred Stock (the "Series E Stock"), $.001 par value per share of which 16,667 shares were issued and outstanding as of January 30, 2007.

As of the Record Date, February 23, 2007, we have outstanding, _____________ common shares. 12,357,408 outstanding stock options, 52,273,333 outstanding common stock purchase warrants, 109,858 preferred shares convertible into 2,423,865 common shares. If all the outstanding stock options, common stock purchase warrants and convertible preferred shares were exercised and/or converted by their holders an additional 67,054,606 common shares would be outstanding, totaling a potential ________________ outstanding common shares

The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Amendment to increase the number of authorized shares will have no effect on the legal rights of the holders of the existing shares of Common Stock.

THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

AMENDMENT NO. 2
PURPOSE AND APPROVAL OF AMENDMENT TO THE COMPANY'S
ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S CORPORATE NAME TO “KIWIBOX ENTERPRISES, INC.”

As a result of the Company's scheduled acquisitions and change in strategic initiatives, and because of the industry shift from developing and marketing ergonomic software to___________________________________________, the Company believes that its new selected corporate name, KiwiAge Enterprises, Inc., will more accurately reflect the business of the Company and will generate wider name recognition in the media website development and financial communities. The Company will competes exclusively in the website social networking and media marketplace. With the surge in social networking websites, the Company's Board of Directors and management made the strategic decision to refocus the organization on this fast-growing marketplace once the opportunity presented itself to acquire the website and assets of Kiwibox.

THE BOARD OF DIRECTORS HAS ADOPTED RESOLUTIONS THAT SET FORTH THE AMENDMENT, DECLARE THE ADVISABILITY OF THE AMENDMENT, AND SUBMIT THE AMENDMENT TO THE STOCKHOLDERS FOR APPROVAL. THE BOARD RECOMMENDS APPROVAL OF THE AMENDMENT BY THE STOCKHOLDERS.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of January 30, 2007, the record and beneficial ownership of common stock of the Company by each executive officer and director, all executive officers and directors as a group, and each person known to the Company to own beneficially, or of record, five percent or more of the outstanding shares of the Company:

Title	Name and Address of	Amount and Nature of	Percent
of Class )*	Beneficial Owner	Beneficial Ownership (1)	of Class
Common Stock
	Steven L. Gray	5,614,096 (2)	2.5%
	Joerg H. Klaube	1,400,000	0.6%
	Joseph J. Tomasek	2,847,166 (3)	1.1%
	Edward L. Marney	0

Address of all persons above: c/o the Company.

All Directors and Executive Officers	9,861,262	4.3%
as a Group (4 persons)

Michael G. Martin	13,000,000 (4)	5.7%
12 Tillman Ct, Bridgewater, NJ 08807
33 Group LLC	12,500,000	5.7%
3589 NW 61 Circle, Boca Raton, FL 33496
Azzurri Group, LLC	12,500,000	5.7%
3589 NW 61 Circle, Boca Raton, FL 33496
Steven D. Rudnik	24,273,388 (5)	10.4%

)* The Company also has issued and outstanding as of November 15, 2006, 109,857 shares of its Senior Convertible Preferred Stock, with concentrations in excess of 10% for one or more of the holders of such stock, however, none of such shares bear any voting rights.
____________________________

(1)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days of November 15, 2006. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2)	Includes stock options for 500,000 shares.
(3)	Includes warrants for 333,333 shares.
(4)	Includes stock options for 750,000 shares.
(5)	Includes stock options for 2,903,542 shares and warrants for 4,708,333 shares.

 DIRECTORS, EXECUTIVE OFFICERS, AND SIGNIFICANT EMPLOYEES

The names and ages of all directors and executive officers of the Company are as follows:

Name	Positions	Term Served (Expires)

Edward L. Marney	Director	May 5, 2006
President, Chief Executive
Officer

Joerg H. Klaube Sr.	Director	December 2, 2005
Vice President, Secretary,
Chief Financial Officer

Steven L. Gray	Director	August 30, 2006
Chairman of the Board

Joseph J. Tomasek	Director	Feb. 11, 1999 (2006)

All Directors of the Company hold office until the next annual meeting of the shareholders and until successors have ben elected and qualified. Executive Officers of the Company are appointed by the Board of Directors at meetings of the Company 's Directors and hold office until they resign or are removed from office.

Edward L. Marney, Age 49 - Director, President and Chief Executive Officer.  Mr. Marney joined Magnitude, Inc. in May 2006 and was appointed a director in August 2006.  From 2003 to 2006, Mr. Marney was Managing Director of Triad Partners, LLC, a privately held investment company.  Prior to that from 2001-2003 Mr. Marney was Vice President, Business Intelligence at Medical Manager/WebMD Corporation.  Mr. Marney founded TouchPoint Software Corporation in 1994 and served as its CEO & President until its acquisition by WebMD Corporation in 2001.  Prior to that Mr. Marney served in various marketing and sales roles at Medical Information Technology and Burroughs Corporation.  He graduated with a B.S. from the Whittemore School of Business and Economics at the University of New Hampshire.

Joerg H. Klaube, Age 65 - Director and Chief Financial Officer, Senior Vice President. Joined Magnitude, Inc. in December 1994. From 1993 to 1994 he was Vice President Administration for Comar Technologies Inc., a computer retail firm, and from 1983 to 1993 Chief Financial Officer for Unitronix Corporation, a publicly traded software design and computer marketing firm. Prior to that, Mr. .Klaube was employed for 16 years with Siemens Corp., the US subsidiary of Siemens AG, where he served most recently as Director of Business Administration for its Telecommunications Division. He graduated from the Banking School in Berlin, Germany, and holds an MBA degree from Rutgers University.

Joseph J. Tomasek, Age 59 - Director. Mr. Tomasek was appointed a director in February 2000. He has been engaged in the private practice of corporate and securities law in his own law firm for the last ten years. Mr. Tomasek was appointed to serve as general counsel for the Company in 1999. In addition to his work with the Company, Mr. Tomasek represents several other clients in the area of corporate law.

Steven L. Gray, Age 57 - Director. Mr. Gray was elected to serve on the Board on May 18, 2000. He is a resident of Venice, Florida. For the past six years, Mr. Gray has served as the President and is a shareholder of a private Florida corporation engaged in the retail distribution of nutritional products. This corporation has a customer base in nine countries. Prior to that time, Mr. Gray ran his own real estate development company, specializing in the design and construction of multi-family housing.

Family Relationships

There are no family relationships between any of the directors or executive officers.

EXECUTIVE COMPENSATION
2006 SUMMARY COMPENSATION TABLE

The following table sets forth the cash compensation and executive capacities for the fiscal years ended December 31, 2006 and December 31, 2005, for the chief executive officer and for each executive officer whose aggregate cash remuneration exceeded $100,000, for all executive officers as a group, and for certain other most highly compensated employees:

 (1)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compen sation ($)	Total ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(j)
Edward L. Marney Chief Executive Officer, President	2006	86,538						5,950	92,488	- - -
Steven D. Rudnik Former Chief Executive Officer, President	2006 2005	64,788 33,333	-	577,105 124.306		-	-	45,000	686,893 157,639
Mark Chroscielewski Former Sr. Vice President Business Development	2006 2005	82,185 125,000	-			-	-	12,900	82,185 137,900	8,900 8,400
Joerg H. Klaube Sr. Vice President, CFO	2006 2005	61,376 117,308	-			-	-	2,626 12,203	129,511	64,002 1,710
Steven W. Jagels Former Sr. Vice President Information Systems	2006 2005	61,875 108,333	-			-	-	61,875 13,556	121,889	1,940 1,940
Joseph J. Tomasek, Esq., Director and General Legal Counsel Legal Fees:	2006 2005							96,121 131,140	131,140	96,121
Steven Gray Director	2006	30,000						87,167	117,167
All executive officers As a group (2 persons)	2006 2005	147,914 117,308	-			-	-	8,576 12,203	156,490 12,203

Explanation: No current Company officer or employee has an employment agreement with the Company. All of the items of compensation paid to the officers and directors listed in the above Summary Compensation Table are discussed in the following paragraphs, under the individual officer’s or director’s name.

Edward L. Marney; 2006. Ed Marney joined the Company in May, 2006, becoming first our Chief Executive Officer, then our President and a director. We paid Mr. Marney a cash salary of $86,538 and reimbursed $5,950 of healthcare payments to him during 2006.

Steven D. Rudnik; 2006 and 2005. We paid our former CEO and President, Steven D. Rudnik, a cash salary of $64,788 during fiscal year 2006. On August 8, 2006, Mr. Rudnik terminated his employment agreement with us in exchange for 6,000,000 restricted common shares and aggregate cash payments of $60,000. The aggregate amount of compensation of $577,105 included in the “Stock Awards” column above, includes these 6,000,000 restricted common shares which we valued at $.04 per share, the average public market price of the Company’s common stock on the date of this settlement agreement, August 8, 2006. On December 15, 2006, the Company negotiated a second agreement with Mr. Rudnik, pursuant to which the Company exchanged (i) 6,250,000 common shares, which we valued at $.03 per share, the average public market price of the Company’s common stock on the date of the exchange agreement, December 15, 2006, (ii) 3,125,000 common stock purchase warrants, exercisable over the 3-year period commencing January 18, 2007 and exercisable at an exercise price of $.05 per common share, which we valued at $83,750 (iii) 1,583,333 common stock purchase warrants, exercisable over the 3-year period commencing January 18, 2007 and exercisable at an exercise price of $.10 per common share, which we valued at $23,592 and (iv) 2,903,542 common stock options, exercisable over the 3-year period commencing January 18, 2007 at the stock option exercise price of $.10 per common share, which we valued at $42,263, for a Company promissory note in the approximate principal amount of $100,000, approximately $10,000 of accrued interest thereunder and a $15,000 debt.

In addition, the amount of “All Other Compensation” represents cash payments of $45,000 made by the Company in connection with the August 8, 2006 settlement agreement and $3,250 paid by the Company for Mr. Rudnik’s life insurance.

 During fiscal year 2005, the Company agreed to convert $100,000 of Mr. Rudnik’s cash salary into 1,000,000 restricted common shares and 1,000,000 common stock purchase warrants, exercisable over the 3-year period, commencing on June 8, 2005, and exercisable at the exercise price of $0.15 per common share. In addition, this amount includes Company payments of $21,056 for car payments and $3,250 representing payments made for Mr. Rudnik’s life insurance.

Mark Chroscielewski; 2006 and 2005: During fiscal year 2006, the Company paid this former executive $82,185 in Salary. During 2005, we paid Mr. Chroscielewski a cash salary of $125,000 and in the column “All Other Compensation” above for 2005, we made car payments on his behalf in the aggregate amount of $4,000 and insurance premium payments of $8,900.

Joerg H. Klaube 2006 and 2005. We paid our Chief Financial Officer a cash salary of $ 61,376 during 2006 and in the column “All Other Compensation” in the above table for 2006,life insurance premium payments on this executive’s behalf in the amount of $2,626. During fiscal year 2005, the Company paid Mr. Klaube cash salary of $117,308 and as indicated in the column “All Other Compensation” in the above table for 2005, we made life insurance premium payments on this executive’s behalf in the amount of $2,626 and car payments in the amount of $9,577.

Steven Jagels 2006 and 2005: We paid this former executive a cash salary of $61,875 during 2006. During fiscal year 2005, the Company paid Mr. Jagels a salary of $108,333 and as indicated in the column “All Other Compensation” in the above table for 2005, we made life insurance premium payments on this executive’s behalf in the amount of $1,940 and car payments in the amount of $11,616.

Joseph J. Tomasek 2006 and 2005: During fiscal years 2006 and 2005, the Company paid $ 96,121 and $ 131,140, respectively, to Mr. Tomasek for his legal services rendered to the Company.

Steven Gray 2006. During fiscal year 2006, we issued an aggregate 1,550,000 restricted common shares and 500,000 common stock purchase warrants to Mr. Gray for services rendered to the Company. During 2006, Mr. Gray assisted the Company in its change of management, providing day-to-day assistance in operations, customer relations including, interviewing potential candidates for management positions and coordinating the various audit schedule and management review projects. As set forth in the column “All Other Compensation” in the above table for 2006, we valued the 1,550,000 restricted common shares based upon their average public market trading price as of the dates we issued these shares to Mr. Gray, totaling $73,000 and thw 500,000 warrants at $14,450, based upon a formula called the Black Sholes Model.

Stock Options and Stock Option Plans:

No stock options or other grants were made to any eligible participants, including employees during fiscal years 2006 and 2005 pursuant to the Company’s 1997 Stock Option Plan or the Company’s 2000 Stock Incentive Plan.

1997 Stock Option Plan:

The Company’s 1997 Stock Option Plan (the “1997 Plan”), as filed with Information Statement pursuant to Section 14(c) with the Commission on July 1, 1997, and with Registration Statement on Form S-8 with the Commission on September 8, 1997, is hereby incorporated by reference.

As adopted, the 1997 Plan permits the grant of stock options to employees, directors and key consultants of the Company. It provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code and non-qualified stock options. The 1997 Plan provides for options covering up to an aggregate 1,000,000 shares of Common Stock. The 1997 Plan was approved by the Company’s stockholders. There are no available shares of common stock under the 1997 Plan.

The 1997 Plan is administered by the Board of Directors. Each option is evidenced by a written agreement in a form approved by the Board of Directors. No options granted under the 1997 Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

Under the 1997 Plan, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of the Company’s capital stock on the date of grant). The exercise price of a non-qualified stock option must be not less than 85% of the fair market value of the Common Stock on the date of grant. For both incentive stock options and non-qualified stock options, the exercise price must not be less than the par value of a share of the Common Stock on the date of grant. The term of any stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Board of Directors has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can the Board of Directors shorten such period to less than six months. Upon exercise of any option granted under the 1997 Plan, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.

2000 Stock Incentive Plan

The 2000 Incentive Stock Plan (the “2000 Plan”) permits the grant of stock options, stock appreciation rights and stock grants to employees, directors and key consultants of the Company. It provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code as well as non-qualified stock options. It also provides for the grant of stock appreciation rights, either alone or in tandem with other grants, and restricted stock grants. The 2000 Plan provides for grants covering up to an aggregate 5,000,000 shares of Common Stock. The 2000 Plan was approved by the Company’s stockholders. There are no available shares of common stock under the 2000 Plan. The 2000 Plan, as with the 1997 Plan, is administered by the Board of Directors. Each award or grant is evidenced by a written agreement in a form approved by the Board of Directors. No awards granted under the 2000 Plan are transferable by the recipient other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the recipient, only by the recipient.

Under the 2000 Plan, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of the Company’s capital stock on the date of grant). The exercise price of a non-qualified stock option may be fixed by the Board of Directors. For incentive stock options, the exercise price must not be less than the 100% of the fair market value of the Common Stock on the date of grant. The term of any stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Board of Directors has the discretion to determine the vesting schedule for any awards or grants issued as well as and the period required for full exercisability of stock options; however, in no event can the Board of Directors shorten such period to less than six months. Upon exercise of any option granted under the 2000 Plan, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable award agreement, including, without limitation, previously owned shares of Common Stock.

Outstanding Equity Awards At Fiscal Year-End Table

Name and Principal Position Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Underlying Unexercised Unearned Options	Option Exercise Price	Option Expira-tion Date	Number of Shares or Units of Stock That Have Not Vested)	Market Value of Shares or Units of Stock That Have not Vested	Equity Incentive Awards Shares, Units Or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market Or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested	Total ($) (j)
Edward L. Marney Chief Executive Officer, President								-	- -
Steven D. Rudnik Former Chief Executive Officer, President	2,903,542		-	$0.10	1/6/10	-	-
Mark Chroscielewski Former Sr. Vice President Business Development			-			-	-	8,400
Joerg H. Klaube Sr. Vice President, CFO			-			-	-	1,710
Steven W. Jagels Former Sr. Vice President Information Systems	250,000		-	$0.1325	2/18/07	-	-	1,940
Joseph J. Tomasek, Esq., Director and General Legal Counsel
Steven Gray Director	500,000			$0.15	1/01/09
All executive officers As a group (2 persons)	500,000		-			-	-

Compensation of Directors:

The Company has not paid nor does it owe any compensation to any of its Directors for their service as directors and members of the Board of Directors during the past two fiscal years of 2006 and 2005.

CORPORATE GOVERNANCE AND CODE OF ETHICS

The Company has always been committed to good corporate governance. In furtherance of this commitment, during 2002 the Board of Directors expanded the duties of the Company’s Audit Committee by increasing the Committee's duties specifically to include responsibility and oversight of corporate governance matters and adherence to the Company’s Code of Ethics. A copy of the Corporate Code of Ethics and Conduct had been included as an exhibit to the Company’s report on Form 10-KSB for the year ended December 31, 2002.

Our Board of Directors has determined that none of its current members, Edward L. Marney, Joerg H. Klaube, Joseph J. Tomasek and Steven Gray, are independent in accordance under applicable securities laws. It is the intention, however, of the Board of Directors, to identify and appoint independent directors in the current fiscal year.

Board Committees

AUDIT COMMITTEE

The Company has appointed an Audit Committee in accordance with the provisions of the Sarbanes-Oxley Act of 2002. The Audit Committee is currently comprised of one director, Steven. Gray, who is a financial expert with knowledge of financial statements, generally accepted accounting principles and accounting procedures and disclosure rules. Mr. Gray is not “independent” as defined in Section10A-3(b)(1)(iv)(A) of the Securities Exchange Act. Our Board of Directors intends to appoint additional independent members to this Audit Committee.

COMPENSATION AND NOMINATING COMMITTEES

Our board of directors intends to appoint such persons and form such committees as are required to meet the corporate governance requirements imposed by the national securities exchanges. Therefore, we intend that a majority of our directors will eventually be independent directors. Additionally, our board of directors is expected to appoint a nominating committee and a compensation committee, and to adopt charters relative to each such committee. Until further determination by the Board, the full Board of Directors will undertake the duties of the compensation committee and nominating committee.

THE CONSENT PROCEDURE

Only stockholders of record as of March __, 2007, are entitled to consent, to withhold their consent, or to revoke their consent, to the Amendment. Stockholders are entitled to one vote for each outstanding share of Common Stock held at the record date. As of the record date there were 227,235,472 issued and outstanding shares of Common Stock.

Consents, once dated, signed, and delivered to the Company, will remain effective unless and until revoked by written notice of revocation dated, signed, and delivered to the Company at the address set forth below on or before March __, 2007.

The Amendments will be approved if by March __, 2007, the Company holds unrevoked written consents of stockholders approving the Amendment from a majority of the outstanding shares of Common Stock at the Record Date. Consequently, the withholding of consent, abstentions and the failure to deliver a Consent Card would all have the effect of a vote against approval of the Amendments. If a stockholder holds his shares in "street name" and fails to instruct his broker or nominee as to how to vote his shares, the broker or nominee may not, pursuant to applicable stock exchange rules, vote such shares and, accordingly, such shares will have the effect of a vote against the Amendments.

Stockholders are requested to indicate approval of the Amendments by signing and dating the Consent Card, checking each box on the Consent Card which corresponds to the approval of each of the Amendments, and delivering the Consent Card to the Company's transfer agent at the address set forth below. Withholding of consent to the Amendments, or abstention with respect to the approval of the Amendments, may be indicated by signing and dating the Consent Card, checking the box which corresponds to withholding of consent for each of the Amendments or abstention with respect to the approval of each of the Amendments, respectively, and delivering the Consent Card to the Company's transfer agent at the address set forth below.

A CONSENT CARD WHICH HAS BEEN SIGNED, DATED AND DELIVERED TO THE COMPANY'S TRANSFER AGENT WITHOUT INDICATING APPROVAL, WITHHOLDING OF CONSENT, OR ABSTENTION WILL CONSTITUTE A CONSENT TO THE AMENDMENT.

Consent Cards may be delivered to the following address:

Securities Transfer Corporation
2591 Dallas Parkway,
Suite 102
Frisco, Texas 75034
Attention: Proxy Department

Consent Cards should be delivered to the Company's transfer agent as soon as possible. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States. Consent Cards and revocations of consents will be deemed to have been received by the Company upon actual delivery at the above address.

ABSENCE OF APPRAISAL RIGHTS

Stockholders who abstain from consenting with respect to the Amendment, who withhold consent to the Amendment, or who do not deliver a Consent Card do not have the right to an appraisal of their shares of Common Stock or any similar dissenters' rights under applicable law.

EXPENSE OF CONSENT SOLICITATION

The Company will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this Consent Statement and any additional material furnished to stockholders. Brokerage firms and other custodians, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of consents. The Company may, upon request, reimburse brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding solicitation materials to their principals.

ADDITIONAL INFORMATION

The Company files reports and other information with the Securities and Exchange Commission. Copies of these documents may be obtained at the SEC's public reference room in Washington, D.C. The Company's SEC filings are also available from commercial document retrieval services or on the SEC's web site at http://www.sec.gov. Stockholders may also request a copy of the Company's financial reports filed with the SEC by contacting the Company's Secretary in writing at 1250 Route 28, Suite 309, Branchburg, New Jersey 08876 or by calling (908) 927-0004.

By Order of the Board of Directors

Joerg H. Klaube, Secretary

February , 2007
Branchburg, New Jersey

IMPORTANT
PLEASE COMPLETE, SIGN AND DATE
YOUR WRITTEN CONSENT AND PROMPTLY
RETURN IT IN THE ENCLOSED ENVELOPE

WRITTEN CONSENT OF THE STOCKHOLDERS
OF
MAGNITUDE INFORMATION SYSTEMS, INC.

This consent is solicited by the Board of Directors. When properly executed, this consent will be voted as designated by the undersigned on the reverse side. If this consent is signed, dated, and delivered to Magnitude Information Systems, Inc. with no designation by the undersigned, this consent will constitute the stockholder's consent to and approval of the amendments.

[X] PLEASE MARK AS IN THIS SAMPLE.

Amendment No. 1 to increase the authorized Common Stock of the Company from 300,000,000 shares to 600,000,000 shares.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

Amendment No. 2 to change the corporate name of the Company to “KiwiAge Enterprises, Inc.”.

MARK ONLY ONE OF THE FOLLOWING THREE BOXES:

☐ FOR	☐ WITHHOLD	☐ ABSTAIN

(Please sign and date below)

Dated:____________________,

___________________________
Signature of Stockholder(s)

___________________________
Signature of Stockholder(s)

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EXHIBIT A

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE of INCORPORATION
OF
MAGNITUDE INFORMATION SYSTEMS, INC.

 MAGNITUDE INFORMATION SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST:
That by majority vote of the Corporation's Board of Directors at a duly organized meeting held on March  __, 2007 pursuant to Section 141 of the General Corporation law of the State of Delaware (the "DGCL"), and pursuant to the written consents of shareholders owning a majority of the Corporation'sissued and outstanding common shares on March __ 2007, pursuant to Section 228 of the DGCL, the following resolution was duly adopted:

RESOLVED, that the Board of Directors and the shareholders of the Corporation hereby declare it advisable and in the best interests of the Corporation that Article IV of the Corporation's Certificate of Incorporation, filed with the Secretary of State, State of Delaware on April 19, 1988, as amended (the "Certificate of Incorporation") be amended to read as follows:

FOURTH:
The aggregate number of shares of all classes of stock which the Corporation is authorized to issue is 603,000,000 shares, consisting of 600,000,000 shares of Common Stock, par value $.0001 per share, and 3,000,000 shares of Preferred Stock, par value $.001 per share.

SECOND:
That the above stated amendment was approved by the Board of Directors of the Corporation by majority vote pursuant to Section 141 of the DGCL and by written consents of the shareholders of the Corporation owning a majority of the Corporation's issued and outstanding common shares on March __, 2007 pursuant to Section 228 of the DGCL.

THIRD:	That the above stated amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Edward L. Marney, President, an Authorized Officer, this ____ day of March, A.D. 2007.

MAGNITUDE INFORMATION SYSTEMS, INC. By: ______________________________________ Edward L. Marney, President

EXHIBIT B

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE of INCORPORATION
OF
MAGNITUDE INFORMATION SYSTEMS, INC.

MAGNITUDE INFORMATION SYSTEMS, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

FIRST:
That by majority vote of the Corporation's Board of Directors at a duly organized meeting held on March __, 2007 pursuant to Section 141 of the General Corporation law of the State of Delaware (the "DGCL"), and pursuant to the written consents of shareholders owning a majority of the Corporation's issued and outstanding common shares on March __ 2007, pursuant to Section 228 of the DGCL, the following resolution was duly adopted:

RESOLVED, that the Board of Directors and the shareholders of the Corporation hereby declare it advisable and in the best interests of the Corporation that Article __ of the Corporation's Certificate of Incorporation, filed with the Secretary of State, State of Delaware on April 19, 1988, as amended (the "Certificate of Incorporation") be amended to read as follows:

________: That the corporate name of the Corporation shall be Kiwibox Enterprises, Inc.

SECOND:
That the above stated amendment was approved by the Board of Directors of the Corporation by majority vote pursuant to Section 141 of the DGCL and by written consents of the shareholders of the Corporation owning a majority of the Corporation's issued and outstanding common shares on March __, 2007 pursuant to Section 228 of the DGCL.

THIRD:	That the above stated amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Edward L. Marney, President, an Authorized Officer, this ____ day of March, A.D. 2007.

MAGNITUDE INFORMATION SYSTEMS, INC. By: ______________________________________ Edward L. Marney, President

EXHIBIT C

AGREEMENT AND PLAN OF REORGANIZATION 1.6

This AGREEMENT AND PLAN OF REORGANIZATION dated as of 19 February, 2007 (the “Agreement”), between Magnitude Information Systems, Inc., a Delaware corporation (“Magnitude”), Kiwibox Media, Inc. , a Delaware corporation (“Kiwibox”) and Magnitude Operations, Inc., a wholly-owned Subsidiary of Magnitude (in organization) (“Subsidiary”) and the shareholders of Kiwibox, Lin Dai, Ivan Tumanov, and Michael Howard (the “Kiwibox Shareholders”) Kiwibox. Magnitude and Subsidiary may also be referred to herein as the “Constituent Corporations” or the “Parties.”

WHEREAS, the Parties acknowledge and affirm the following:

A.	Magnitude is a corporation duly organized and existing under the laws of the State of Delaware.

B.	Kiwibox is a corporation duly organized and existing under the laws of the State of Delaware.

C.	Subsidiary is a corporation which is 100% owned by Magnitude and is duly organized and existing under the laws of the State of Delaware.

D.	The Delaware General Corporation Law (the “DGCL”) permits the merger of two domestic business corporations of the State of Delaware with and into each other.

E.
Magnitude and Kiwibox and their respective Boards of Directors declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Subsidiary with and into Kiwibox pursuant to the provisions of the DGCL upon the terms and conditions hereinafter set forth.

F.	The respective Boards of Directors of Magnitude and Kiwibox have approved this Agreement; and the shareholders of Kiwibox have approved the merger.

G.	For federal income tax purposes, it is intended that the merger qualify as a tax free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “IRC”).

ARTICLE 1
THE MERGER

1.1   Merger.

In accordance with the provisions of this Agreement and applicable provisions of the DGCL, Subsidiary shall be merged with and into Kiwibox (the “Merger”). Following the Merger, the separate existence of Subsidiary shall cease and Kiwibox shall be, and is herein sometimes referred to as, the “Surviving Corporation.” For the purposes of this Agreement, this form of transaction may also be referred to herein as a “reverse triangular merger.”

1.2   Filing and Effectiveness.

The Merger shall become effective when the following actions shall have been completed:

(a)	This Agreement and the Merger shall have been adopted and approved by the shareholders of Kiwibox in accordance with the requirements of the DGCL;

(b)	Magnitude shall have formed a wholly-owned subsidiary for the purposes of this Merger in accordance with the requirements of the DGCL (the “Subsidiary”);

(c)	All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived, in writing, by the Party entitled to satisfaction thereof;

(d)
As soon as practicable following the Closing, the Parties shall execute a Certificate of Merger meeting the requirements of the DGCL and file same with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit A; the time the Certificate of Merger is filed with the Secretary of State of the State of Delaware is the “Effective Time”; and

(e)
The closing of the transactions described in this Agreement is herein called the “Closing.” The Parties agree that the Closing of the transactions identified in this Agreement shall take place at the offices of Joseph J. Tomasek, Esq., or at such other place as the Parties may mutually determine, on or before March 31, 2007.

(f)
The audit of the financial statements of Kiwibox for the calendar years ended December 31, 2006 and 2005 shall have been completed with all necessary data and materials delivered by Kiwibox to Magnitude.

1.3   Effect of the Merger.

Upon the Effective Time, hereinafter defined, and upon the terms and subject to the conditions of this Agreement and in accordance with the DGCL, the separate existence of Subsidiary shall cease and, Kiwibox, as the Surviving Corporation,: (i) shall continue to possess all of the assets, rights, powers and property of Kiwibox and Subsidiary as constituted immediately prior to the Effective Time, and all debts, liabilities and duties of Kiwibox and Subsidiary shall become the debts, liabilities and duties of the Surviving Corporation, all as more fully provided under the applicable provisions of the DGCL.

ARTICLE 2
CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1   Certificate of Incorporation: Kiwibox.

Attached hereto as Exhibit B and made a part hereof is a copy of the Certificate of Incorporation of Kiwibox as in effect in the State of Delaware immediately prior to the Closing; and at the Effective Time said Certificate of Incorporation shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2   Subsidiary.

Attached hereto as Exhibit C and made a part hereof is a copy of the Articles of Incorporation of Subsidiary as in effect immediately prior to the Closing.

2.3   Bylaws.

Attached hereto as Exhibit D and made a part hereof is a copy of the Bylaws of Kiwibox as in effect immediately prior to the Closing; and at the Effective Time said Bylaws shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.4   Directors and Officers.

The directors and officers of Kiwibox immediately prior to the Closing shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

2.5   Employment Agreements

All Parties shall each execute the employment agreements between Magnitude and each of the three Kiwibox Shareholders, the form of which is attached hereto as Exhibit E .

ARTICLE 3
TERMS OF MERGER, PAYMENT, EXCHANGE OF STOCK AND INVESTMENT COMMITMENTS

3.1   Magnitude Payment.

In addition to the Magnitude shares being issued in the exchange and as partial consideration therefor, Magnitude shall pay an aggregate cash payment of $300,000 to the Kiwibox Shareholders, in proportion to their respective stock ownership positions in Kiwibox at the Closing.

3.2    Conversion of Kiwibox Shares.

(a)
Conversion of Subsidiary Common Stock. At the Effective Time, each outstanding share of the common stock no par value per share, of Subsidiary shall, by virtue of the Merger and without any action on the part of Magnitude, Subsidiary or Kiwibox, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

(b)
Each share of the common stock, $.01 par value per share, of Kiwibox (“Kiwibox Common Stock”) issued and outstanding prior to the Effective Time shall by virtue of the Merger and without any action on the part of Magnitude, Subsidiary, Kiwibox or any holder thereof, be converted into and be exchangeable for the right to receive newly issued , fully paid and non-assessable voting common shares, par value $.0001 per share, of Magnitude ("Magnitude Shares"), based upon an exchange ratio (“Exchange Ratio”) determined in accordance with the provisions below.

(c)
Amount of Magnitude Shares o be Exchanged: Upon the Closing, Magnitude shall issue and exchange for the Kiwibox Common Stock with the Kiwibox Shareholders an amount of Magnitude common shares valued at $1,500,000. The number of Magnitude common shares to be issued shall be determined by dividing $1,500,000 by their “Market Price”. Market Price shall mean the average sales price of a Magnitude common share for the ten (10) successive trading days immediately preceding the Closing, as recorded by the Electronic Bulletin Board, over-the-counter market. For example, if the Market Price is $.05 per share, then Magnitude shall issue 30,000,000 common shares, in exchange for the Kiwibox Common Stock with the Kiwibox Shareholders; if the Market Price is $.025 per share, then Magnitude shall issue 60,000,000 shares to the Kiwibox Shareholders, in exchange for their Kiwibox Common Stock Notwithstanding anything to the contrary implied or set forth herein and for all purposes under this Section 3.2, the Market Price shall never exceed $.05 per share, so that the amount of Magnitude common shares payable hereunder shall never be less than 30,000,000 common shares.

(d)	Exchange Ratio: shall be determined by dividing the amount of the Magnitude Shares determined in accordance with Article 3.2 (c) above by the shares of outstanding Kiwibox Common Stock.

(e)
At the Effective Time, each share of the Kiwibox Common Stock held by the Kiwibox immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of Merger Sub or the Company, be canceled, retired and cease to exist and no payment shall be made with respect thereto.

(f)
No Further Ownership Rights in Kiwibox Common Stock. All Magnitude Shares issued and exchanged in accordance with the terms of this Article 3 shall be deemed to have been issued in full satisfaction of all rights pertaining to the Kiwibox Common Stock.

(g)	Appraisal Rights: This executed Agreement shall constitute each of the Kiwibox Stockholders’ acknowledgment to decline any appraisal rights under section 262 of DGCL.

By executing this Agreement, each Kiwibox Stockholder acknowledges receipt of written notice of appraisal rights and a copy of Section 262 of DGCL at least 20 days prior to the date of executing this Agreement.

3.3   Magnitude Preferred

At the Closing, Magnitude shall issue an aggregate 43,610 shares of its Series G Preferred Stock to the Kiwibox Shareholders in proportion to their respective stock ownership positions in Kiwibox at the Closing which shares shall be subject to the automatic conversion  provisions more fully set forth in Section 5.5 below. A copy of the Certificate of Designations of the Series G Preferred Stock is attached as Exhibit F.
At the Closing,

3.4   Status of Magnitude Preferred and Common Shares.

(a)
The Magnitude Series G Preferred Stock and Common Shares to be issued to the Kiwibox Shareholders in the reorganization will not be registered under the Securities Act of 1933, as amended (the "1933 Act") and may not be sold, transferred or otherwise disposed of except in compliance with the 1933 Act or pursuant to an exemption from the registration provisions thereof and the Securities Exchange Act of 1934, as amended (the "1934 Act").

(b)
Each Certificate representing the Magnitude Preferred Shares and the Common Shares shall bear the following or substantially similar legend:

"The Shares represented by this Certificate have not been registered under the Securities Act of 1933, as amended. These Shares have been acquired for investment purposes and not with a view to distribution or resale, and may not be sold, assigned, pledged, hypothecated or otherwise transferred without an effective Registration Statement for such Shares under the Securities Act of 1933, as amended, or an opinion of counsel to the effect that registration is not required under such Act."

 3.5   Magnitude Investment and Commitment.

 Magnitude shall invest no less than $3.5 million in accordance with the Kiwibox Business Plan and Budget attached hereto as Exhibit G. Such funds shall be maintained in a separate bank account and Magnitude shall be keep them free from the claims of creditors, secured or unsecured, and which claims arise out of transactions, past or present, that are not associated with the Kiwibox Business Plan.

3.6   Kiwibox Legal Fees

Magnitude agrees to pay the legal fees of Barton, Barton & Plotnik, LLP, counsel for Kiwibox, at or before the Closing, provided that such counsel provide to Magnitude current weekly statements, on Friday of each week prior to the Closing, and provided further that the the maximum amount Magnitude shall pay under this Article 3.6 is $42,500 which shall be paid by bank or certified check or wire transferred in accordance with such instructions by such counsel. Notwithstanding anything set forth herein to the contrary, Magnitude shall not be responsible for the aforesaid payment of legal fees if this Agreement is terminated by Magnitude and Kiwibox pursuant to Article 10 (a) or by Magnitude pursuant to Article 10 (b) or by Kiwibox and/or the Kiwibox Shareholders for any reason other than pursuant to Article 10(c).

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF KIWIBOX AND THE KIWIBOX SHAREHOLDERS

Kiwibox and the Kiwibox Shareholders represent and warrant to Magnitude that the statements contained in this Article 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing as though made then and as though the Closing were substituted for the date of this Agreement throughout this Article 4, with respect to itself.

4.1   Organization of Kiwibox.

Kiwibox is duly organized, validly existing, and in good standing under the laws of Delaware.

4.2   Authorization of Transaction.

(a)
Kiwibox has full corporate power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Kiwibox, enforceable in accordance with its terms and conditions. Except as expressly contemplated hereby, Kiwibox need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

(b)
The Kiwibox Shareholders, individually represent and warrant to Magnitude that: this Agreement constitutes the legal, valid and binding obligation of each of the Kiwibox Shareholders and is enforceable against each of them in accordance with the terms hereof; each of them own their respective Kiwibox Common Shares free and clear of any and all liens, claims, pledges, restrictions, obligations, security interests and encumbrances of any kind; Attached hereto as Exhibit H is an accurate and complete list of the Kiwibox Common Shares owned by each Kiwibox Shareholder; none of the Kiwibox Shareholders have issued any calls, puts, options and/or any other rights in favor of any third party whatsoever with respect to their Kiwibox Common Shares, and; none of their respective Kiwibox Common Shares are subject to any voting agreements, voting trusts, stockholder agreements and/or any other agreements, obligations or understandings.

4.3   Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Kiwibox is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Kiwibox is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by Kiwibox on or prior to the Closing.

4.4   Capitalization.

The authorized capital stock of Kiwibox consists of 100,000,000 shares of Common Stock, $.01 par value per share. As of the date of this Agreement, there are 43,610 shares of Common Stock issued and outstanding. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Kiwibox to issue, sell, or otherwise cause to become outstanding any of its capital stock. There is no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Kiwibox’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Kiwibox.

4.5   Investment.

The Kiwibox Shareholders are not acquiring the Preferred Shares and the Common Shares of Magnitude with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933. Kiwibox and the Kiwibox Shareholders have had access to all information concerning Magnitude and its operations which it required to make its investment decision.

4.6   Brokers' Fees.

Other than their obligation (i) to transfer to Southridge Investment Group, LLC (“Southridge”), two and one-half (2.5%) percent of the Magnitude Common Stock transferable to the Kiwibox Shareholders pursuant to Article 3.2 and (ii) the obligation of each of the Kiwibox Shareholders to make arrangements with Southridge to pay $7,000 each, or as may be otherwise expressly set forth in this Agreement, Kiwibox has incurred no obligation to pay any commission, finder’s fee or other charge in connection with the transactions contemplated in this Agreement for which Magnitude could become liable or obligated. Kiwibox and the Kiwibox Shareholders, jointly and severally, will indemnify and hold Magnitude, and the Subsidiary, their respective officers, directors, employees, accountants and lawyers harmless from and against any and all liabilities and claims of any nature whatsoever arising out of or in connection with any commission, fee or charge so far as any arises by reason of services alleged to have been rendered to, or at the instance of, Kiwibox and/or the Kiwibox Shareholders. This indemnification shall survive the Closing and shall be included in the terms of indemnification set forth in Article 4.7 of this Agreement.

4.7    Events Subsequent to Year End.

Since the most recent calendar-fiscal year end of Kiwibox there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Kiwibox taken as a whole. Kiwibox and the Kiwibox Shareholders, jointly and severally, shall indemnify, defend and hold Magnitude and Subsidiary, their successors and assigns, harmless from and against any order, action, cost, claim, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty, fine, assessment or settlement of any kid or nature, whether foreseeable or unforeseeable, including, but not limited to, any and all attorney’s fees, costs, and other expenses, directly or indirectly, as a result of, or upon or arising from (i) any inaccuracy or breach or non-performance of any of the representations, warranties, covenants or agreements made by Kiwibox or the Kiwibox Shareholders in or pursuant to this Agreement, (ii) any order, action, cost, claim, damage, liability or lien arising out of Kiwibox’s or Kiwibox Shareholder’s conduct before or after the Closing, (iii) any third party claims against Kiwibox or the Kiwibox Shareholders, before or after the Closing that arise from Kiwibox’s or Kiwibox Shareholder’s conduct, or (iv) any loss or liability the proximate cause of which is determined to be the result of Kiwibox’s or Kiwibox Shareholder’s negligence or failure to comply with their respective obligations under this Agreement. Magnitude and/or Subsidiary, as the case may be, their successors and assigns, shall notify Kiwibox and/or the Kiwibox Shareholders of any claim for indemnification with reasonable promptness, and Kiwibox’s or Kiwibox’s legal representatives or Kiwibox Shareholder’s or their legal representatives shall have, at their election, the right to compromise or defend any such matter involving such asserted liability of Kiwibox and/or the Kiwibox Shareholders through counsel of their own choosing, at the expense of Kiwibox and the Kiwibox Shareholders. Kiwibox and the Kiwibox Shareholders shall notify Magnitude and the Subsidiary, or their successors or assigns, in writing promptly of their intention to compromise or defend any claim and Magnitude and/or the Subsidiary, or their successors or assigns, shall cooperate with Kiwibox and the Kiwibox Shareholders, their respective counsel in compromising or defending any such claim, in accordance with Article 8 hereof. The terms of this Article 4.7 shall survive Closing.

4.8   Undisclosed Liabilities.

Kiwibox has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the Kiwibox Financial Statements; and (ii) liabilities which have arisen after the date of the Kiwibox Financial Statements in the ordinary course of business. As used herein, “Kiwibox Financial Statements” consist of the financial statements of Kiwibox previously delivered to Magnitude in the form attached hereto as Exhibit I.

4.9   Legal Compliance.

Kiwibox has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against Kiwibox alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Kiwibox.

4.10   Tax Matters.

(a)
Kiwibox has filed all income tax returns that it has been required to file. All such income tax returns were correct and complete in all material respects. All income taxes owed by Kiwibox (whether or not shown on any income tax return) have been paid. Kiwibox is not currently the beneficiary of any extension of time within which to file any income tax return.

(b)
There is no material dispute or claim concerning any income tax liability of Kiwibox either (i) claimed or raised by any authority in writing; or (ii) as to which Kiwibox has knowledge based upon personal contact with any agent of such authority.

4.11   Contracts.

The Kiwibox Financial Statements disclose all material contracts of Kiwibox. Each contract or legal obligation of Kiwibox which is to be assumed by Kiwibox in connection with the Merger is listed on Exhibit J hereto. To the extent requested, true and correct copies of such contracts have been delivered to Kiwibox for due diligence purposes.

4.12   Environmental, Health and Safety Matters.

Kiwibox and its predecessors and affiliates have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements. As used herein “Environmental, Health & Safety Requirements” means any Environmental, Health & Safety law or regulation including air and water quality laws and regulations and other similar requirements.

4.13   Disclosure.

The representations and warranties contained in this Article 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 4 not misleading.

4.14   Financial Statements.

The Kiwibox Financial Statements are true and correct in all material respects, have been prepared on a consistent basis, and fairly represent the business, financial condition, assets and liabilities of Kiwibox.

4.15   Litigation.

There is no claim, suit, action, proceeding or investigation pending or, to the knowledge of Kiwibox, pending against Kiwibox or any of its subsidiaries or assets which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on Kiwibox.

4.16  Materials Required for Audit.

To the best of its knowledge, Kiwibox has maintained its records, data and materials related to the financial accounting of the business, and have all such data and materials immediately available, such that an audit may be completed per regulatory requirements.

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF MAGNITUDE

Magnitude represents and warrants to Kiwibox and to the Kiwibox Shareholders that the statements contained in this Article 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing (as though made then and as though the Closing were substituted for the date of this Agreement throughout this Article 5).

5.1   Organization of Magnitude

Magnitude is a corporation duly organized, validly existing, and in good standing under the laws of Delaware Magnitude has two subsidiaries, Magnitude, Inc., and the Subsidiary.

5.2   Authorization of Transaction.

Magnitude has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and no approval of Magnitude’s shareholders is required under the DGCL to consummate the Merger and other transactions contemplated in this Agreement. This Agreement constitutes the valid and legally binding obligation of Magnitude, enforceable in accordance with its terms and conditions. Except as expressly contemplated hereby, Magnitude need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

5.3   Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Magnitude is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Magnitude is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by Magnitude on or prior to the Closing.

5.4   Capitalization.

The authorized capital stock of Magnitude consists of 300,000,000 shares of Common Stock, $.001 par value per share, and 10,000,000 shares of Preferred Stock. As of the date of this Agreement, there were 227,379,014 shares of Common Stock and 109,857 shares of Preferred Stock, convertible into 2,423,865 common shares, are issued and outstanding. There are 12,357,408 outstanding options, and 52,273,333 outstanding warrants, and no other outstanding purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Magnitude to issue, sell, or otherwise cause to become outstanding any of its capital stock except as may be set forth in one or more of the material agreements identified in Exhibit L hereto. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Magnitude’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Magnitude.

5.5   Mandatory Conversion of Magnitude Preferred Stock

Upon the Closing, Magnitude shall issue 43,610 Shares of its Series G Preferred Stock (the “Preferred Stock”) to the Kiwibox Shareholders on the basis of one Common Share of the Surviving Corporation for each Kiwibox Common Share owned of record at the Effective Time. All 43,610 Shares of the Preferred Stock shall be non-transferable and shall be subject to automatic conversion upon the second anniversary of this Agreement in accordance to the terms set forth below. The Kiwibox Shareholders shall not dispose of or encumber the Preferred Shares. For all purposes under this Agreement, the 43,610 Preferred Shares shall have an aggregate conversion value of $500,000 (the “Conversion Value”), convertible into shares of the common stock of Magnitude, based upon “Market Price”. The number of Magnitude common shares to be issued in the automatic conversion shall be determined by dividing the Conversion Value of $500,000 by the Market Price of the common shares of Magnitude. Market Price shall mean the average sales price of a Magnitude common share during the twenty (20) successive trading days immediately preceding the second anniversary of this Agreement as recorded by the Electronic Bulletin Board, over-the-counter stock market maintained by the NASD or such other stock market where the common shares of Magnitude are then traded. For example, if the Market Price is $.025 per share, then the Conversion Value would be 20,000,000 Magnitude common shares which Magnitude would issue to the Kiwibox Shareholders in proportion to their ownership of the 43,610 Preferred Shares. For all purposes under this Section 6.5, the amount of shares representing the Conversion Value shall not be less than 10,000,000 common shares notwithstanding the fact that the Market Price is above $.05 per share. The Magnitude common shares issuable based upon the Conversion Value shall be issued by Magnitude to the Kiwibox Shareholders within thirty days following the second anniversary of this Agreement, in proportion to their ownership of the 43,610 Preferred Shares.

The certificate or certificates representing the 43,610 shares of Preferred Stock issued to the Kiwibox Shareholders pursuant to this Section 5.5 shall be held in escrow by counsel for Magnitude pending their automatic conversion as set forth above.

 5.6   Brokers' Fees.

Other than its obligation (i) to issue to Southridge Investment Group, LLC (“Southridge”), newly issued common shares in an amount equal to two and one-half (2.5%) percent of the Magnitude Common Stock transferable to the Kiwibox Shareholders pursuant to Article 3.2; (ii) to pay Southridge an investment banking fee of $15,000 on behalk of Kiwibox and the Kiwibox Shareholders, and; (iii) to execute an investment banking agreement between Magnitude and Southridge at the Closing, or as may be otherwise expressely set forth in this Agreement, Magnitude has incurred no obligation to pay any commission, finder’s fee or other charge in connection with the transactions contemplated in this Agreement for which Magnitude could become liable or obligated. Magnitude will indemnify and hold Kiwibox, and the Kiwibox Shareholders, their respective officers, directors, employees, accountants and lawyers harmless from and against any and all liabilities and claims of any nature whatsoever arising out of or in connection with any commission, fee or charge so far as any arises by reason of services alleged to have been rendered to, or at the instance of, Magnitude or Subsidiary, including any liability or claim arising from the Parties’ dealings with Southridge, as described herein. This indemnification shall survive the Closing and shall be included in the terms of indemnification set forth in Article 5.7 of this Agreement.

5.7   Events Subsequent to Year End.

Since the most recent calendar-fiscal year end of Magnitude, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects of Magnitude taken as a whole. Magnitude shall indemnify, defend and hold Kiwibox, Kiwibox Shareholders, their successors and assigns, harmless from and against any order, action, cost, claim, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty, fine, assessment or settlement of any kid or nature, whether foreseeable or unforeseeable, including, but not limited to, any and all attorney’s fees, costs, and other expenses, directly or indirectly, as a result of, or upon or arising from (i) any inaccuracy or breach or non-performance of any of the representations, warranties, covenants or agreements made by Magnitude or Subsidiary in or pursuant to this Agreement, (ii) any order, action, cost, claim, damage, liability or lien arising out of Magnitude’s conduct before or after the Closing, (iii) any third party claims against Magnitude, Subsidiary before or after the Closing that arise from Magnitude’s conduct, or (iv) any loss or liability the proximate cause of which is determined to be the result of Magnitude’s negligence or failure to comply with its obligations under this Agreement. Kiwibox and Kiwibox’s Shareholders, their successors and assigns, shall notify Magnitude of any claim for indemnification with reasonable promptness, and Magnitude or Magnitude’s legal representatives shall have, at their election, the right to compromise or defend any such matter involving such asserted liability of Magnitude through counsel of their own choosing, at the expense of Magnitude. Magnitude shall notify Kiwibox, Kiwibox’s Shareholders, or their successors or assigns, in writing promptly of their intention to compromise or defend any claim and Kiwibox, Kiwibox’s Shareholders, or their successors or assigns, shall cooperate with Magnitude and Magnitude’s counsel in compromising or defending any such claim, in accordance with Article 8 hereof. The terms of this Article 5.7 shall survive Closing.

5.8   Undisclosed Liabilities.

Magnitude has no material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or un-accrued, whether liquidated or un-liquidated, and whether due or to become due, including any liability for taxes), except for (i) liabilities set forth on the Magnitude Financial Statements; and (ii) liabilities which have arisen after the date of the Magnitude Financial Statements in the ordinary course of business. As used herein, “Magnitude Financial Statements” consist of the financial statements of Magnitude previously delivered to Kiwibox in the form attached hereto as Exhibit K.

5.9   Legal Compliance.

Magnitude has complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against Magnitude alleging any failure so to comply, except where the failure to comply would not have a material adverse effect on the business, financial condition, operations, results of operations, or future prospects of Magnitude.

5.10   Tax Matters.

(a)
Magnitude has filed all income tax returns that it has been required to file. All such income tax returns were correct and complete in all material respects. All income taxes owed by Magnitude (whether or not shown on any income tax return) have been paid. Magnitude is not currently the beneficiary of any extension of time within which to file any income tax return.

(b)
There is no material dispute or claim concerning any income tax liability of Magnitude either (i) claimed or raised by any authority in writing; or (ii) as to which Magnitude has knowledge based upon personal contact with any agent of such authority.

5.11   Contracts.

The Magnitude Financial Statements disclose all material contracts of Magnitude. Each contract or legal obligation of Magnitude to which Magnitude shall remain subject after the Merger is listed on Exhibit L hereto. To the extent requested, true and correct copies of such contracts have been delivered to Kiwibox for due diligence purposes.

5.12   Environmental, Health and Safety Matters.

Magnitude and its predecessors and affiliates have complied and are in compliance, in each case in all material respects, with all Environmental, Health, and Safety Requirements. As used herein “Environmental, Health & Safety Requirements” means any Environmental, Health & Safety law or regulation including air and water quality laws and regulations and other similar requirements.

5.13   Disclosure.

The representations and warranties contained in this Article 5 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Article 5 not misleading.

5.14   Financial Statements.

The Magnitude Financial Statements are true and correct in all material respects, have been prepared on a consistent basis, and fairly represent the business, financial condition, assets and liabilities of Magnitude.

5.15   Litigation.

There is no claim, suit, action, proceeding or investigation pending or, to the knowledge of Magnitude, pending against Magnitude or any of its subsidiaries or assets which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on Magnitude.

5.16   Materials Required for Audit.

To the best of its knowledge, Magnitude has maintained its records, data and materials related to the financial accounting of the business, and has all such data and materials immediately available, such that an audit may be completed per regulatory requirements.

ARTICLE 6
REPRESENTATIONS AND WARRANTIES OF SUBSIDIARY

Magnitude represents and warrants to Kiwibox that Subsidiary has been formed solely for the purpose of this Merger and that no contract, liabilities or other obligations exist in Subsidiary.

6.1   Organization of Subsidiary.

Subsidiary is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and 100% owned by Magnitude.

6.2   Authorization of Transaction.

 Magnitude has full corporate power and authority to execute and deliver Subsidiary with regard to this Agreement and to perform its obligations hereunder, including shareholder approval as may be required by the DGCL.

6.3   Non-contravention.

Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Magnitude or Subsidiary is subject or any provision of its charter or bylaws; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Magnitude or Subsidiary is a party or by which it is bound or to which any of its assets is subject, except for such notices or consents which have been given or obtained by Kiwibox on or prior to the Closing.

6.4   Capitalization.

The authorized capital stock of Subsidiary consists of two hundred (200) shares of Common Stock, $.01 par value per share, and no shares of Preferred Stock. As of the date of the Closing, there shall be 160 shares issued and outstanding and owned by Magnitude. There are not now nor shall there be any outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Subsidiary to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Subsidiary’s Common Stock. There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the capital stock of Subsidiary.

ARTICLE 7
PRE-CLOSING COVENANTS

The Parties agree as follows with respect to the period between the execution of this Agreement and the Closing:

7.1   General.

Each of the Parties will use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article 9 below).

7.2   Notices and Consents.

Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any and all authorizations, consents, and approvals of governments and governmental agencies in connection with the transactions contemplated hereby.

7.3   Operation of Business.

Kiwibox, Magnitude, including Subsidiary, will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business, including, but not limited to declaration of dividends or distributions, redemptions, splits, recapitalizations, or similar events respecting its capital stock prior to Closing except, however, Magnitude shall prepare and file all documents necessary to increase its authorized common shares and enter into employment and consulting agreements pursuant to which it may issue its securities.

7.4   Full Access For Due Diligence.

The Parties shall permit their respective representatives to have full access at all reasonable times, and in a manner so as not to interfere with their respective normal business operations, to all premises, properties, personnel, books, records (including tax records), contracts, and documents. The Parties shall treat and hold as such any Confidential Information they receive from Kiwibox, will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, will return to Kiwibox all tangible embodiments (and all copies) of the Confidential Information which are in their possession.

7.5   No Shop Promises.

Each of Magnitude, Kiwibox and the Kiwibox Shareholders have promised to each other that they shall utilize their respective best efforts to undertake any and all measures and deliver any and all documents necessary to consummate the transactions contemplated in this Agreement. The Parties make the following covenants to each other:

(a) Except in the case that it terminates this Agreement pursuant to Article 10(c) or in the event of an automatic termination pursuant to Article 10(d), the Kiwibox Shareholders shall not solicit or seek to acquire any assets or stock of any third party, nor shall they accept any offer to purchase or exchange any assets or securities of Kiwibox from the date of this Agreement to the Closing or through the date they terminate this Agreement pursuant to the Articles set forth in this Article 10(a).

(b) Except in the case that it terminates this Agreement pursuant to Article 10(b) or in the event of an automatic termination pursuant to Article 10(d), Magnitude shall not solicit or seek to acquire any assets or stock of any third party from the date of this Agreement to the Closing or through the date it terminates this Agreement pursuant to the Articles set forth in this Article 10(b).

ARTICLE 8
POST-CLOSING COVENANTS

The Parties agree as follows with respect to the period following the Closing.

8.1   General.

In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party. Kiwibox acknowledges and agrees that from and after the Closing, Magnitude will be entitled to possession of all documents, books, records (including tax records), agreements, and financial data of any sort relating to Kiwibox.

8.2   No Material Acquisition.

During the two year period following the Closing, neither Magnitude nor Subsidiary shall (i) undertake a material acquisition nor (ii) sell all or any material portion of the business of Kiwibox without the prior written consent of no less than two of the three Kiwibox Shareholders.

8.3   Litigation Support.

In the event and for so long as Magnitude or Kiwibox actively are contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement; or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving Kiwibox, then Kiwibox and its affiliates will cooperate with Magnitude or Kiwibox in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending Party.

ARTICLE 9
CONDITIONS TO OBLIGATION TO CLOSE

9.1   Assumption of Kiwibox Liabilities by Magnitude. Magnitude shall pay for only such liabilities as defined in Exhibit M hereto.

9.2   Conditions to Obligation of Magnitude and Subsidiary.

The obligations of Magnitude and Subsidiary to consummate the transactions to be performed by them in connection with the Closing are subject to satisfaction of the following conditions:

(a)	the representations and warranties set forth in Article 4 above shall be true and correct in all material respects at and as of the Closing Date;

(b)	Kiwibox shall have performed and complied with all of its covenants hereunder in all material respects through the Closing, including Article 4 hereby;

(c)
no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation; or (iii) affect materially and adversely the right of Kiwibox to own its assets and to operate its businesses (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)	Kiwibox shall have delivered to Magnitude a certificate to the effect that each of the conditions specified above in paragraphs 9.2 (a) through (c) is satisfied in all respects;

(e)
all actions to be taken by Kiwibox in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Magnitude.

(f)	Kiwibox shall have delivered to Magnitude its audited financial statements for the fiscal years ended December 31, 2006 and 2005.

(g)	Kiwibox and/or the Kiwibox Shareholders shall pay the fees and transfer the Magnitude Common Shares to Southridge in satisfaction of their commitment set forth in Article 4.6.

9.3   Conditions to Obligation of Kiwibox and the Kiwibox Shareholders.

The obligation of Kiwibox and the Kiwibox Shareholders to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

(a)	the representations and warranties set forth in Articles 5 and 6 above shall be true and correct in all material respects at and as of the Closing Date;

(b)	Magnitude shall have performed and complied with all of their covenants hereunder in all material respects through the Closing;

(c)
no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(d)	Magnitude shall have delivered to Kiwibox a certificate to the effect that each of the conditions specified above in paragraphs 9.3 (a) through (c) is satisfied in all respects;

(e)
all actions to be taken by Magnitude in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Kiwibox.

(f)
Magnitude shall have provided documentary evidence that it has the sum of $3.5 million in a bank account in satisfaction of its commitment set forth in Article 3.5, including the commitment to show that such amount is not subject to any claims of creditors of Magnitude or any of its affiliates.

(g)	The representations, warranties and covenants of the parties contained in Articles 4, 5, 6, 7 and 8 of this Agreement shall survive the Closing hereunder.

(h)	Magnitude shall have paid the legal fees incurred by Kiwibox and the Kiwibox Shareholders in satisfaction of its commitment set forth in Article 3.6.

(i)	Magnitude shall pay the fees and issue the Magnitude Common Shares to Southridge in satisfaction of its commitment set forth in Article 5.6.

ARTICLE 10
TERMINATION

This Agreement may be terminated:

(a) by the mutual written consent of Magnitude and Kiwibox;

(b) by Magnitude, in the event that any of the conditions to obligation to close enumerated in Section 9.2 have not been satisfied or waived by Magnitude in writing at or prior to the Closing;

 (c) by Kiwibox and the Kiwibox Shareholders, in the event that any of the conditions to obligation to close enumerated in Section 9.3 have not been satisfied or waived by Kiwibox and the Kiwibox Shareholders, in writing, at or prior to the Closing;

(d) automatically, in the event that the Closing has not occurred on or before March 31, 2007 unless extended by mutual agreement of the parties.

In the event of the termination of this Agreement in accordance with the provisions of this Article 10: this Agreement shall forthwith become null and void and there shall be no liability or obligation on the part of Magnitude, Kiwibox or the Kiwibox Shareholders or their respective officers and directors, and; the parties shall cooperate to rescind any corporate filings made with the Secretary of State, State of Delaware, if filed.

ARTICLE 11
MISCELLANEOUS

11.1   Further Assurances

From time to time, as and when required by Magnitude, Kiwibox and/or the Kiwibox Shareholders shall execute and deliver on behalf of Kiwibox such deeds and other instruments, and shall take or cause to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Kiwibox and to otherwise carry out the purposes of this Agreement. The officers and directors of Kiwibox are fully authorized in the name and on behalf of Kiwibox to take any and all such action and to execute and deliver any and all such deeds and other instruments.

11.2   Agreement

Executed copies of this Agreement will be on file at the principal place of business of Magnitude at 1250 Route 28, Suite 309, Branchburg, New Jersey 08876, and copies thereof will be furnished to any stockholder of a Constituent Corporation, upon request at such shareholder’s cost. Magnitude shall be responsible for all post-closing filings with any and all state and federal agencies.

11.3   No Third-Party Beneficiaries.

This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

11.4   Entire Agreement.

This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, Letter of Intent, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

11.5   Succession and Assignment.

This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the other Parties.

11.6   Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

11.7   Headings.

The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

11.8   Notices.

All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

If to Magnitude:	Magnitude Information Systems, Inc. 1250 Route 28 Suite 309
Branchburg, New Jersey 08876 With a copy to: Joseph J. Tomasek, Esq. 77 North Bridge Street Somerville, New Jersey 08876

To Kiwibox:	Kiwi Media, Inc.
330 West 38th Street
Suite 1607 New York, NY 10018 With a copy to: Gary Adelman, Esq. Barton Barton & Plotkin, LLP 420 Lexington Avenue, 18th Floor New York, New York 10170

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

11.9   Governing Law.

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

11.10  Amendments and Waivers.

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

11.11  Severability.

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

11.12  Expenses.

Each of the Parties will bear its own costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, except, however, Magnitude agrees to pay Kiwibox’s legal fees and consultant fees in accordance with Articles 3.6 and 5.6, respectively. Any sales tax, filing or recording fees or similar expense shall be paid by Magnitude.

11.13  Construction.

The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

11.14  Status.

Nothing contained in this Agreement shall cause a Party to be deemed an agent, employee, franchisee, joint venture, partner or legal representative of any other Party, and no Party shall purport to act in any such capacity for any other Party.

11.15  Arbitration.

Any and all disputes arising out of or relating to this Agreement shall be resolved by arbitration. All arbitration hereunder will be conducted by the American Arbitration Association (“AAA”). If the AAA is dissolved, disbanded or becomes subject to any state or federal bankruptcy or insolvency proceeding, the parties will remain subject to binding arbitration which will be conducted by a mutually agreeable arbitral forum. The parties agree that all arbitrator(s) selected will be attorneys with at least five (5) years securities and corporate reorganization experience. The arbitrator(s) will decide if any inconsistency exists between the rules of any applicable arbitral forum and the arbitration provisions contained herein. If such inconsistency exists, the arbitration provisions contained herein will control and supersede such rules. The site of all arbitration proceedings will be in the State, City and County of New York in which AAA maintains a regional office. Any arbitration award rendered shall be final, conclusive and binding upon the Parties hereto, and a judgment thereon may be entered in any court of competent jurisdiction. Notwithstanding anything set forth in this Article 11.15 to the contrary, the Parties shall have the right to seek injunctive or similar relief in any Federal or State Court in the City and State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized as of the date first written above.

ATTEST:	MAGNITUDE INFORMATION SYSTEMS, INC.

By:
Joerg H. Klaube, Secretary	Edward L. Marney, CEO and President

ATTEST:	MAGNITUDE OPERATIONS, INC. (In Organization) By:
Edward L. Marney, CEO and President

Joerg H. Klaube, Secretary

ATTEST:	KIWIBOX MEDIA, INC.

By:
Ivan Tumanov, Secretary	Lin Dai, President

WITNESS:	KIWIBOX SHAREHOLDERS:

WITNESS:	Lin Dai, Shareholder

WITNESS:	Ivan Tumanov, Shareholder

WITNESS:	Michael Howard, Shareholder

EXHIBIT A
CERTIFICATE OF MERGER
(TO BE PROVIDED PRIOR TO CLOSING)

EXHIBIT B
CERTIFICATE OF INCORPORATION OF KIWIBOX MEDIA INC.

EXHIBIT C
ARTICLES OF INCORPORATION OF SUBSIDIARY

EXHIBIT D
BYLAWS OF KIWIBOX MEDIA INC.

EXHIBIT E
FORM OF KIWIBOX SHAREHOLDER EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT 1.4

THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated January __, 2007

By and Between:

MAGNITUDE INFORMATION SYSTEMS, INC., a Delaware corporation (the "Company" or the "Employer"),

AND

___________________________, an individual having an address at _____________________________________and one of three (3) shareholders of Kiwibox Media, Inc. ("Executive")

WHEREAS, the Company desires to hire the Executive and employ him in the position of Executive Officer; and

WHEREAS, Executive has agreed to serve as the Company's Executive Officer , pursuant to the terms and conditions set forth herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and the Company hereby agree as follows:

ARTICLE 1

EMPLOYMENT

1.1 Employer hereby hires the Executive as the Executive Officer of the Company and Executive hereby affirms and accepts such positions and employment by Employer for the Term (as defined in Article 3 below), upon the terms and conditions set forth herein.

1.2 The Employer shall utilize its best efforts to cause its Board of Directors to appoint one of the three Kiwibox Shareholders as a member of the Employer's Board of Directors throughout the Term.

ARTICLE 2

DUTIES

During the Term, Executive shall serve Employer faithfully, diligently and to the best of his ability, under the direction and supervision of the Board of Directors of Employer ("Board of Directors") and shall use his best efforts to promote the interests and goodwill of Employer and any affiliates, successors, assigns, parent corporations, subsidiaries, and/or future purchasers of Employer. Executive shall render such services during the Term at Employer's principal place of business or at such other place of business as may be determined by the Board of Directors, as Employer may from time to time reasonably require of him, and shall devote all of his business time to the performance thereof. Executive shall have those duties and powers as generally pertain to each of the offices of which he holds, as the case may be, subject to the control of the Board of Directors. Employer and Executive also agree that Employer shall utilize its best efforts to have its Board of Directors appoint one of the three Kiwibox Shareholders to be a member of the Employer's Board of Directors during the Term.

ARTICLE 3

TERM

The term of this Agreement (the "Term") shall commence on the date hereof (the "Effective Date"), and continue thereafter for a term of two (2) years, as may be extended or earlier terminated pursuant to the terms and conditions of this Agreement. The Term is renewable upon the agreement of the parties hereto.

ARTICLE 4

COMPENSATION

4.1 Salary and Equity Compensation

(a) In consideration of Executive's services to Employer, Employer shall pay to Executive an annual base salary (the "Base Salary") of One Hundred Fifty Thousand Dollars ($150,000.00), payable in equal installments at the end of each regular payroll accounting period as established by Employer, or in such other installments upon which the parties hereto shall mutually agree, and in accordance with Employer's usual payroll procedures, but no less frequently than monthly.

(b) In addition to the Base Salary, Employer shall pay to Executive an annual bonus, based upon the attainment of certain business goals (the “Performance Bonus”), equal to (i) $100,000 in the event the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or $316,000 in gross revenues within the 12 moth period following the Effective Date, or (ii) $50,000 in the event the Kiwi Business has received at least an average 175,000 but less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or at least $237,000 in gross revenues but less than $316,000 within the 12 moth period following the Effective Date, and: (x) $100,000 in the event the Kiwi Business has received no less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or $1,961,000 in gross revenues within the 12 moth period following the first anniversary of the Effective Date, or (ii) $50,000 in the event the Kiwi Business has received at least an average 415,000 but less than an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or at least $1,500,000 in gross revenues but less than $1,961,000 within the 12 moth period following the first anniversary of the Effective Date.

(c) In addition to the Base Salary and Executive’s right to earn the Performance Bonus, Employer shall issue to Executive a Stock Option to purchase 7,500,000 shares of the Employer's common stock, at an exercise price equal to Employer's common stock fair market value as of the date of this Agreement (the "Stock Option"). The Stock Option shall vest (i.e., become exercisable) in three installments, as follows: One half of the Stock Options shall vest on the first anniversary date of the Effective Date; an additional quarter of the Stock Option shall vest on each of the 18th month and second anniversaries of the Effective Date. Executive must be continuously a full-time employee of the Company through the time he exercises part or all of the Stock Option, except, however, in the event this Agreement is terminated by the Executive for a Good Reason, as defined in Article 10.1 and 10.2 below, or by the Employer without Cause, as defined in Article 10.3 below, in which cases the Stock Option shall immediately and fully vest upon such termination provided further that the events surrounding any such termination have not been the subject of any claim, proceeding or lawsuit by either the Executive or the Company in which further case the Stock Option shall only vest upon final adjudication, determining that such termination was a valid termination by the Executive for Good Reason or by the Employer without Cause pursuant to the applicable above referenced articles of this Agreement. The Stock Option shall be deemed a non-qualified stock option (i.e., not an ISO).

(d) In addition to the Base Salary, the Stock Option and the Executive’s right to earn the Performance Bonus, Employer shall issue to Executive a second Stock Option to purchase 3,000,000 shares of the Employer's common stock, at an exercise price equal to the “Market Price” of the Company’s publicly traded common shares. “Market Price” means the average sales price of a Company Common Share for the twenty (20) trading days immediately preceding the date of this Agreement as recorded by the Electronic Bulletin Board, over-the-counter market, and which shall vest based upon the attainment of certain business goals (the "Performance Stock Option"). The Performance Stock Option shall vest (i.e., become exercisable) in two installments: 1,500,000 upon the first anniversary of the Effective Date, provided that the Kiwi Business has received no less than an average 215,000 Unique Visitors during either the 10th, 11th or 12th month of the first year of the term or $316,000 in gross revenues within the 12 month period following the first anniversary of the Effective Date, and; one half upon the second anniversary date of the Effective Date, provided that the Kiwi Business has received at least an average 550,000 Unique Visitors during either the 22nd, 23rd or 24th month of the second year of the term or $1,961,000 in gross revenues within the 12 month period following the first anniversary of the Effective Date. Executive must be continuously a full-time employee of the Company through the time he exercises part or all of the Performance Stock Option, except, however, in the event this Agreement is terminated by the Executive for a Good Reason, as defined in Article 10.1 and 10.2 below, or by the Employer without Cause, as defined in Article 10.3 below, in which cases the Performance Stock Option shall immediately and fully vest upon such termination provided further that the events surrounding any such termination have not been the subject of any claim, proceeding or lawsuit by either the Executive or the Company in which further case the Performance Stock Option shall only vest upon final adjudication, determining that such termination was a valid termination by the Executive for Good Reason or by the Employer without Cause pursuant to the applicable above referenced articles of this Agreement. The Performance Stock Option shall be deemed a non-qualified stock option (i.e., not an ISO). A "Unique Visitor" is a person who visits a Kiwibox website during any month of this Agreement.

(e) Executive hereby acknowledges that the Stock Option, the performance Stock Option and the shares issuable upon the exercise thereof shall be "restricted securities" as such term is defined under Rule 144, unless and until an effective registration covering these shares takes place, promulgated under the Securities Act of 1933, as amended (the "1933 Act"); that the Executive hereby represents that he shall accept such compensation and has no present intent to distribute or transfer such securities; that such securities shall bear the appropriate restrictive legend providing that they may not be transferred except pursuant to the registration requirements of the 1933 Act or pursuant to exemptions therefrom, and; the Executive further acknowledges that he may be required to hold such securities for an indeterminable amount of time.

Benefits

4.2 Executive shall be entitled to participate in all medical and other executive benefit plans, including four (4) weeks vacation, sick leave, retirement accounts and other executive benefits provided by Employer to any of the other senior officers of the Employer on terms and conditions no less favorable than those offered to such senior officers. Such participation shall be subject to the terms of the applicable plan documents and Employer's generally applicable policies.

4.3 Expense Reimbursement

Employer shall reimburse Executive for reasonable and necessary expenses incurred by him on behalf of Employer in the performance of his duties hereunder during the Term, including any and all travel and entertainment expenses related to the Employer's business in accordance with Employer's then customary policies, provided that such expenses are adequately documented.

ARTICLE 5

OTHER EMPLOYMENT

During the Term, Executive shall devote all of his business and professional time and effort, attention, knowledge, and skill to the management, supervision and direction of Employer's business and affairs as Executive's highest professional priority. Employer shall be entitled to all benefits, profits or other remuneration arising from or incidental to all work, services and advice performed or provided by Executive. Nothing in this Agreement shall preclude Executive from:

(a) serving as a director or member of a committee of any organization or corporation involving no conflict of interest with the interests of Employer, provided that Executive must obtain the prior written approval of the independent members of the Board;

(b) serving as a consultant in his area of expertise (in areas other than in connection with the business of Employer), to government, industrial, and academic panels provided that only de minimis time shall be devoted thereto and Executive must obtain the prior written approval of the independent members of the Board of Employer and where it does not conflict with the interests of Employer, provided that such written consent shall not be unreasonably withheld, delayed or conditioned; and

(c) managing his personal investments or engaging in any other non-competing business; provided that such activities do not materially interfere with the regular performance of his duties and responsibilities under this Agreement.

ARTICLE 6

CONFIDENTIAL INFORMATION/INVENTIONS

Confidential Information

6.1 Executive shall not, in any manner, for any reasons, either directly or indirectly, divulge or communicate to any person, firm or corporation, any confidential information concerning any matters not generally known in the website industry (the "Website Industry") or otherwise made public by Employer which affects or relates to Employer's business, finances, marketing and/or operations, research, development, inventions, products, designs, plans, procedures, or other data (collectively, "Confidential Information") except in the ordinary course of business or as required by applicable law. Without regard to whether any item of Confidential Information is deemed or considered confidential, material, or important, the parties hereto stipulate that as between them, to the extent such item is not generally known in the Website Industry, such item is important, material, and confidential and affects the successful conduct of Employer's business and goodwill, and that any breach of the terms of this Section 6.1 shall be a material and incurable breach of this Agreement. Confidential Information shall not include: information in the public domain other than because of a breach of this Agreement.

Documents

6.2 Executive further agrees that all documents and materials furnished to Executive by Employer and relating to Employer’s business or prospective business are and shall remain the exclusive property of Employer. Executive shall deliver all such documents and materials, and all copies thereof and extracts therefrom, to Employer upon demand therefor and in any event upon expiration or earlier termination of this Agreement.

Inventions and Intellectual Property

6.3 All ideas, inventions, and other developments or improvements conceived or reduced to practice by Executive, alone or with others, during the Term of this Agreement, whether or not during working hours, that are within the scope of the business of Employer or that relate to or result from any of Employer's work or projects or the services provided by Executive to Employer pursuant to this Agreement, shall be the exclusive property of Employer. Executive agrees to assist Employer, at Employer's expense, to obtain patents and copyrights on any such ideas, inventions, writings, and other developments, and agrees to execute all documents necessary to obtain such patents and copyrights in the name of Employer. Exhibit A attached to and incorporated by reference into this Agreement is a list of assets owned by the Kiwibox Shareholders, are not related to the business of Kiwicox Media, Inc. and which are not within the scope of this Article 6.3

Disclosure

6.4 During the Term, Executive will promptly disclose to the Board of Directors full information concerning any interest, direct or indirect, of Executive (as owner, shareholder, partner, lender or other investor, director, officer, executive, consultant or otherwise) or any member of his immediate family in any business that is reasonably known to Executive to purchase or otherwise obtain services or products from, or to sell or otherwise provide services or products to, Employer or any of their suppliers or customers.

ARTICLE 7

COVENANT NOT TO COMPETE

7.1 No Competitive Activities. Except as expressly permitted in Article 5 above, during the Term, Executive shall not engage in any activates that are competitive with the actual or prospective business of the Company, including without limitation: (a) engaging directly or indirectly in any business substantially similar to any business or activity engaged in (or proposed to be engaged in) by Employer, including and not limited to business that relates to the Website Industry; (b) engaging directly or indirectly in any business or activity competitive with any business or activity engaged in (or proposed to be engaged in) by Employer; (c) soliciting or taking away any executive, employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor of Employer, or attempting to so solicit or take away; (d) interfering with any contractual or other relationship between Employer and any executive, employee, agent, representative, contractor, supplier, vendor, customer, franchisee, lender or investor; or (e) using, for the benefit of any person or entity other than Employer any Confidential Information of Employer.

7.2 The foregoing covenant prohibiting competitive activities shall survive the termination of this Agreement, and shall extend, and shall remain enforceable against Executive, for the period of two (2) years following the date this Agreement is terminated. In addition, during the two-year period following such expiration or earlier termination, neither Executive nor Employer shall make or permit the making of any negative statement of any kind concerning Employer or their affiliates, or their directors, officers or agents or Executive.

ARTICLE 8

SURVIVAL

Except as otherwise provided, Executive agrees that the provisions of Articles 6, 7, 8 and 9 shall survive expiration or earlier termination of this Agreement for any reasons whether voluntary or involuntary, with or without Cause, and shall remain in full force and effect thereafter.

ARTICLE 9

INJUNCTIVE RELIEF

Executive acknowledges and agrees that the covenants and obligations of Executive set forth in Articles 6 and 7 with respect to non-competition, non-solicitation, confidentiality and Employer's property relate to special, unique and extraordinary matters and that a violation of any of the terms of such covenants and obligations will cause Employer irreparable injury for which adequate remedies are not available at law. Therefore, Executive agrees that if Executive breaches this Agreement than Employer shall be entitled to apply for an injunction, restraining order or such other equitable relief as a court of competent jurisdiction as limited by Section 13.3 may deem necessary or appropriate to restrain Executive from committing any violation of the covenants and obligations referred to in this Article 9. Executive shall have the right to appeal from such injunction or order and to seek reconsideration. These injunctive remedies are cumulative and in addition to any other rights and remedies Employer may have at law or in equity.

ARTICLE 10

TERMINATION

Termination by Executive

10.1 Executive may terminate this Agreement for Good Reason at any time upon 30 days' written notice to Employer, provided the Good Reason has not been cured within such period of time. In addition, Executive may terminate this agreement anytime, upon providing a 60 days' written notice.

Good Reason

10.2 In this Agreement, "Good Reason" means, without Executive's prior written consent, the occurrence of any of the following events, unless Employer shall have fully cured all grounds for such termination within thirty (30) days after Executive gives notice thereof:

(i) any reduction in his then-current Salary or benefits, other than in connection with a percentage pay cut that is applicable to all senior executives and which is the same percentage for all such persons or in connection with a general reduction in benefits;

(ii) any material failure to timely grant, or timely honor, the Stock Option set forth in Article 4.1;

(iii) failure to pay or provide required expenses;

(iv) Any diminution in authority or responsibility to a non-executive position;

The written notice given for Good Reason by Executive to Employer shall specify in reasonable detail the cause for termination, and such termination notice shall not be effective until thirty (30) days after Employer's receipt of such notice, during which time Employer shall have the right to respond to Executive's notice and cure the breach or other event giving rise to the termination.

Termination by Employer

10.3 Employer may terminate its employment of Executive under this Agreement with or without Cause at any time by written notice to Executive. For purposes of this Agreement, the term Cause for termination by Employer shall be (a) a conviction of or plea of guilty or nolo contendere by Executive to a felony, or any crime involving fraud, securities laws violations, embezzlement or moral turpitude; (b) the refusal by Executive to perform his material duties and obligations hereunder or to follow the proper instructions of the Board of Directors; (c) Executive's willful or intentional misconduct in the performance of his duties and obligations; (d) conduct that is known or that should have been known by Executive to be detrimental to the best interests of the Company, as determined by the independent members of the board; (e) if Executive or any member of his family makes any personal profit arising out of or in connection with a transaction to which Employer is a party or with which it is associated without making disclosure to and obtaining the prior written consent of the independent members of the Board; or (f) the entry by the Securities and Exchange Commission or a self-regulatory organization of a consent decree relating to a securities law violation by Executive. The written notice given hereunder by Employer to Executive shall specify that it is without Cause or if it is with Cause shall specify in reasonable detail the cause for termination. For purposes of this Agreement, "family" shall mean "immediate family" as defined in the rules of the Securities and Exchange Commission. In the case of a termination for the causes described in (a), (d) and (e) above, such termination shall be effective upon receipt of the written notice. In the case of the causes described in (b) and (c) above, such termination notice shall not be effective until thirty (30) days after Executive's receipt of such notice, during which time Executive shall have the right to respond to Employer's notice and cure (if curable) the breach or other event giving rise to the termination. In the case of termination without Cause, such termination notice shall not be effective until thirty (30) days after Executive's receipt of such notice.

Severance

10.4 Upon a termination of this Agreement with Good Reason by Executive or without cause by Employer, Employer shall pay to Executive all accrued and unpaid compensation and expense reimbursement, as of the date of such termination and the "Severance Payment." The Severance Payment shall be payable in a lump sum, subject to Employer's statutory and customary withholdings. The Severance Payment shall be paid by Employer within thirty (30) business days of the expiration of any applicable cure period. The "Severance Payment" shall equal the total amount of the Salary payable to Executive under Section 4.1 of this Agreement for a period of one (1) year.

Termination Upon Death

10.5 If Executive dies during the Term , this Agreement shall terminate, except that Executive's legal representatives shall be entitled to receive any earned but unpaid compensation or expense reimbursement due hereunder through the date of death.

Termination Upon Disability

10.6 If, during the Term , Executive suffers and continues to suffer from a "Disability" (as defined below), then Employer may terminate this Agreement by delivering to Executive ten (10) calendar days' prior written notice of termination based on such Disability, setting forth with specificity the nature of such Disability and the determination of Disability by Employer. For purposes hereof, "Disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code. Upon any such termination for Disability, Executive shall be entitled to receive any earned but unpaid compensation or expense reimbursement due hereunder through the date of termination and the Severance Payment.

ARTICLE 11

PERSONNEL POLICIES, CONDITIONS, AND BENEFITS

Except as otherwise provided herein, Executive's employment shall be subject to the personnel policies and benefit plans which apply generally to Employer's Executives as the same may be interpreted, adopted, revised or deleted from time to time, during the Term of this Agreement, by Employer in its sole discretion. During the Term hereof, Executive shall be entitled to vacation during each year of the Term at the rate of four (4) weeks per year. Within 30 days after the end of each year of the Term, Employer shall elect to (a) carry over and allow Executive the right to use any accrued and unused vacation of Executive, or (ii) pay Executive for such vacation in a lump sum in accordance with its standard payroll practices. Executive shall take such vacation at a time approved in advance by the Board of Directors of Employer, which approval will not be unreasonably withheld but will take into account the staffing requirements of Employer and the need for the timely performance of Executive's responsibilities.

ARTICLE 12

BENEFICIARIES OF AGREEMENT

This Agreement shall inure to the benefit of the parties hereto, their respective heirs, successors and permitted assigns.

ARTICLE 13

GENERAL PROVISIONS

No Waiver

13.1 No failure by either party to declare a default based on any breach by the other party of any provisions of this Agreement, nor failure of such party to act quickly with regard thereto, shall be considered to be a waiver of any such breach, or of any future breach.

Modification

13.2 No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the parties to be charged therewith.

Submission to Jurisdiction; Consent to Service of Process.

13.3 Submission to Jurisdiction; Consent to Service of Process. This Agreement shall be governed in all respects, by the laws of the State of New York, including validity, interpretation and effect, without regard to principles of conflicts of law. The parties hereto irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the state and federal courts in the State of New Jersey or in the State of New York for any lawsuits, actions or other proceedings arising out of or related to this Agreement and agree not to commence any lawsuit, action or other proceeding except in such courts. The parties hereto further agree that service of process, summons, notice or document by mail to their addresses set forth above shall be effective service of process for any lawsuit, action or other proceeding brought against them in any such court. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding arising out of or related to this Agreement in such courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Entire Agreement

13.4 This Agreement embodies the whole agreement between the parties hereto regarding the subject matter hereof and there are no inducements, promises, terms, conditions, or obligations made or entered into by Employer or Executive other than contained herein.

Severability

13.5 In the event a court of competent jurisdiction determines that a term or provisions contained in this Agreement is overly broad in scope, time geographical location or otherwise, the parties hereto authorize such Court to modify and reduce any such term or provision deemed overly broad in scope, time, geographic location or otherwise so that it complies with then applicable law.

Headings

13.6 The headings contained herein are for the convenience of reference and are not to be used in interpreting this Agreement.

Independent Legal Advice

13.7 Employer and Executive each acknowledge that he or it has obtained legal advice concerning this Agreement.

No Assignment

13.8 No party may pledge or encumber its respective interests in this Agreement nor assign any of its rights or duties under this Agreement without the prior written consent of the other party.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

EMPLOYER:
MAGNITUDE INFORMATION SYSTEMS, INC.

By:
Edward Marney
Title:	President
EXECUTIVE:

By:
Name:

EXHIBIT F
CERTIFICATE OF DESIGNATION FOR SERIES G PREFERRED STOCK
(TO BE DELIVERED PRIOR TO CLOSING)

EXHIBIT G
KIWIBOX BUSINESS PLAN

EXHIBIT H
SHAREHOLDERS AND THEIR OWNERSHIP OF KIWIBOX SHARES

EXHIBIT I
KIWIBOX FINANCIAL STATEMENTS

EXHIBIT J
KIWIBOX MATERIAL CONTRACTS

EXHIBIT K
MAGNITUDE FINANCIAL STATEMENTS
FOR THE QUARTER ENDED SEPTEMBER 30, 2006 AND
FOR THE YEAR ENDED DECEMBER 31, 2005.

EXHIBIT L
MAGNITUDE MATERIAL CONTRACTS

EXHIBIT M
LIST OF KIWIBOX LIABILITIES TO BE PAID BY MAGNITUDE